UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2006

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	47-0210602
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Level 3 Communications, Inc. (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2006 and June 30, 2006 for presentation of its software reseller business as discontinued operations.

As reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006, the Company sold its business software reseller business to Insight Enterprises, Inc. in September 2006. The exiting of this business meets the requirements under Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”), for classification as discontinued operations. As a result, in the September 30, 2006 Form 10-Q the software reseller business was presented as discontinued operations in the consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows as of and for the three and nine months ended September 30, 2006, and all prior periods in the Form 10-Q were revised to reflect that presentation.

Under requirements of the Securities and Exchange Commission (“SEC”), all previously issued financial statements included in the Company’s Form 10-K and Form 10-Qs are required to be reclassified to present the disposed business as discontinued operations if those financial statements are to be incorporated by reference in filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the disposed business being classified as discontinued operations.

Accordingly, the Company’s revised audited consolidated financial statements for the fiscal years ended December 31, 2005, 2004 and 2003, the related Selected Financial Data and Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A), reflecting this classification are filed as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the Company has filed revised unaudited financial statements, MD&A and Computations of Ratio of Earnings to Fixed Charges for the periods ending March 31, 2006 and June 30, 2006 as Exhibit 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

This reclassification has no effect on the Company’s reported net loss for any reporting period and has no material effect on the Company’s results of operations or financial condition. The revised sections of the Form 10-K and the Form 10-Qs included in this Current Report have not otherwise been updated for events occurring after the date of the consolidated financial statements.  This report should be read in conjunction with the Form 10-K and Form 10-Qs as originally filed.

Item 9.01. Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired

None

(b)                                 Pro Forma Financial Information

None

(c)                                  Shell Company Transactions

None

(d)                                 Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and revised Consolidated Financial Statements for the fiscal years ended December 31, 2005, 2004 and 2003 (Part II, Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 2, 2006).

99.2

Revised Consolidated Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Computations of Ratio of Earnings to Fixed Charges of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006, filed with the SEC on May 10, 2006.

99.3

Revised Consolidated Financial Statements, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Computations of Ratio of Earnings to Fixed Charges of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2006, filed with the SEC on August 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Level 3 Communications, Inc.

By:	/s/ Eric J Mortensen
Eric J. Mortensen,
Senior Vice President and Controller

November 17, 2006